Exhibit 10.1

 ADDENDUM TO THE ASSET PURCHASE AGREEMENT

THIS ADDENDUM TO THE ASSET PURCHASE AGREEMENT (the “APA”) is entered into on the 12th day of May, 2011 (the “Effective Date”), and relates to the Asset Purchase Agreement dated October 5, 2010 and entered into by and between CelLynx Group, Inc., a Nevada corporation (the “Seller”), and 5BARZ INTERNATIONAL INC., a Nevada Corporation (the “Buyer”) as assigned to the Company on December 30, 2010.  Each of the Seller and the Buyer may be referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

A
This Agreement provides for the acquisition by the Buyer of certain of the assets, consisting of intellectual property (described more fully below), currently owned by the Seller on the terms and conditions as amended and hereafter provided.

B	Buyer is desirous of purchasing the intellectual property from the Seller.

C	The Parties have negotiated the purchase and sale of the Intellectual Property, discussing various terms and conditions, and desire to create an amendment to the agreed terms of this transaction.

AGREEMENT

NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived here from, it is hereby agreed as follows:

That pursuant to article 2.1 of the agreement dated for reference the 5th day of October 2010 as amended, and further assigned, that the payment of the unpaid balance of $1,154,566  payable at the date hereof be made payable, pursuant to this agreement on or before September 30, 2011.

IN WITNESS WHEREOF, the Seller and the Buyer have caused this Asset Purchase Agreement to be duly executed effective as of the Effective Date.

BUYER:

5BARZ INTERNATIONAL INC.,
a Nevada Corporation

By:    /s/ Daniel Bland
Name:  Daniel Bland
Its:  CEO

SELLER:

THE CELLYNX GROUP, INC.,
a Nevada corporation

By:  /s/ Norman Collins
Name:   Norman Collins
Its: CEO